                                                                    Exhibit 32.2

The following certification accompanies Dynamics Research Corporation's Quarterly Report on Form 10-Q for the quarter ended March 31, 2004 and is not filed as provided in Item 601(b)(32)(ii) of Regulation S-K of the Securities and Exchange Commission.

                Certification Pursuant to 18 U.S.C. Section 1350,
                    As Adopted Pursuant to Section 906 of the
                           Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report on Form 10-Q of Dynamics Research Corporation, a Massachusetts corporation (the "Company"), for the period ended March 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, the Chief Financial Officer of the Company, hereby certifies pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that, to his knowledge:

(1) the Report of the Company filed today pursuant to Section 13(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), fully complies with the requirements of Section 13(a) of the Exchange Act; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                    /s/ David Keleher
                                    --------------------------------------------
                                    David Keleher
                                    Vice President and Chief Financial Officer
                                    May 7, 2004

                                       50